SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

       Date of Report (Date of earliest event reported) September 14, 2000



                                  COMARCO, Inc.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                   CALIFORNIA

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                 (State or other jurisdiction of incorporation)


         0-5449                                         95-2088894
 ----------------------                      --------------------------------
(Commission File Number)                     (IRS Employer Identification No.)


2 Cromwell, Irvine, CA                                          92618
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (949) 599-7400




            --------------------------------------------------------
             (Former name or address, if changed since last report)






ITEM 5.  OTHER EVENTS

There is incorporated herein by reference to Exhibit 28 hereto, a press release of registrant released on September 14, 2000.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

28       Press release dated September 14, 2000.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COMARCO Inc.





Dated:  September  22, 2000
                                        --------------------------------
                                            By:  Daniel  R. Lutz
                                             Vice President and
                                           Chief Financial Officer


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                                  EXHIBIT INDEX

28.      Press release dated September 14, 2000.